Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Second Quarter 2017

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of June 30, 2017
Dollars in thousands, except per share and unit	2Q 2017	YTD 2017	3Q 2017	Full-Year 2017

GAAP Metrics
Net income/(loss) attributable to common stockholders	$9,228	$34,266	--	--
Net income/(loss) attributable to UDR, Inc.	$10,157	$36,124	--	--
Income/(loss) per weighted average common share, diluted	$0.03	$0.13	$0.08 to $0.09	$0.31 to $0.36

Per Share Metrics
FFO per common share and unit, diluted	$0.45	$0.90	$0.46 to $0.47	$1.83 to $1.87
FFO as Adjusted per common share and unit, diluted	$0.47	$0.92	$0.46 to $0.47	$1.84 to $1.88
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.43	$0.86	$0.42 to $0.43	$1.69 to $1.73
Dividend declared per share and unit	$0.31	$0.62	$0.31	$1.24 (2)

Same-Store Operating Metrics
Revenue growth	3.9%	4.2%	--	3.25% - 4.00%
Expense growth	3.1%	3.4%	--	2.50% - 3.50%
NOI growth	4.2%	4.5%	--	3.50% - 4.25%
Physical Occupancy	96.8%	96.8%	--	96.7%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	36,540	119	80.4%
Stabilized, Non-Mature	2,853	8	6.7%
Acquired Communities	-	-	-
Redevelopment	305	1	0.5%
Development, completed	124	-	-0.1%
Non-Residential / Other	N/A	N/A	2.2%
Joint Venture (includes completed JV developments) (3)	7,286	29	10.3%
Sub-total, completed homes	47,108	157	100%
Under Development	977	2	-
Joint Venture Development	533	2	-
Developer Capital Program - West Coast Development JV	1,720	6	-
Total expected homes (3)(4)	50,338	167	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	2Q 2017	2Q 2016
Interest Coverage Ratio	5.0x	4.8x
Fixed Charge Coverage Ratio	4.9x	4.6x
Debt as a percentage of Total Assets	33.3%	33.2%
Net Debt-to-EBITDA	5.3x	5.3x

(1)	See Attachment 16 for definitions and other terms.
(2)	Second quarter 2017 annualized.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 727 homes that are part of the Developer Capital Program – Other as described in Attachment 12(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2017	2016	2017	2016
REVENUES:
Rental income	$244,658	$236,168	$485,929	$468,125
Joint venture management and other fees	3,321	2,618	5,891	5,476
Total revenues	247,979	238,786	491,820	473,601
OPERATING EXPENSES:
Property operating and maintenance	40,612	38,574	80,212	78,020
Real estate taxes and insurance	29,423	30,279	59,611	58,656
Property management	6,728	6,494	13,363	12,873
Other operating expenses	2,369	1,892	4,060	3,644
Real estate depreciation and amortization	108,450	105,937	213,482	211,276
Acquisition costs	—	—	—	—
General and administrative	11,434	10,835	24,509	24,679
Casualty-related (recoveries)/charges, net	1,191	1,629	1,693	1,629
Other depreciation and amortization	1,567	1,486	3,175	3,039
Total operating expenses	201,774	197,126	400,105	393,816
Operating income	46,205	41,660	91,715	79,785
Income/(loss) from unconsolidated entities (2)	(1,426)	325	9,772	1,004
Interest expense	(29,548)	(30,678)	(58,571)	(61,782)
(Cost)/benefit associated with debt extinguishment and other	(4,318)	—	(5,834)	—
Total interest expense	(33,866)	(30,678)	(64,405)	(61,782)
Interest income and other income/(expense), net	515	540	942	971
Income/(loss) before income taxes and gain/(loss) on sale of real estate owned	11,428	11,847	38,024	19,978
Tax (provision)/benefit, net	(366)	402	(698)	805
Income/(loss) from continuing operations	11,062	12,249	37,326	20,783
Gain/(loss) on sale of real estate owned, net of tax	—	7,315	2,132	10,385
Net income/(loss)	11,062	19,564	39,458	31,168
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(854)	(1,610)	(3,192)	(2,515)
Net (income)/loss attributable to noncontrolling interests	(51)	(8)	(142)	(314)
Net income/(loss) attributable to UDR, Inc.	10,157	17,946	36,124	28,339
Distributions to preferred stockholders — Series E (Convertible)	(929)	(929)	(1,858)	(1,858)
Net income/(loss) attributable to common stockholders	$9,228	$17,017	$34,266	$26,481

Income/(loss) per weighted average common share - basic:	$ 0.03	$ 0.06	$ 0.13	$ 0.10
Income/(loss) per weighted average common share - diluted:	$ 0.03	$ 0.06	$ 0.13	$ 0.10
Common distributions declared per share	$ 0.310	$ 0.295	$ 0.620	$ 0.590
Weighted average number of common shares outstanding - basic	266,972	266,268	266,881	264,362
Weighted average number of common shares outstanding - diluted	268,859	268,174	268,742	266,227

(1)	See Attachment 16 for definitions and other terms.
(2)	During 1Q17, UDR exercised its fixed price option to acquire CityLine, a West Coast Development JV community in Seattle, WA, and recorded a $12.2 million gain on consolidation.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share and unit amounts	2017	2016	2017	2016
Net income/(loss) attributable to common stockholders	$9,228	$17,017	$34,266	$26,481
Real estate depreciation and amortization	108,450	105,937	213,482	211,276
Noncontrolling interests	905	1,618	3,334	2,829
Real estate depreciation and amortization on unconsolidated joint ventures	14,497	12,299	28,264	22,649
Net gain on the sale of unconsolidated depreciable property	—	—	(12,158)	—
Net gain on the sale of depreciable real estate owned	—	(7,315)	(552)	(8,700)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$133,080	$129,556	$266,636	$254,535
Distributions to preferred stockholders - Series E (Convertible) (2)	929	929	1,858	1,858
FFO attributable to common stockholders and unitholders, diluted	$134,009	$130,485	$268,494	$256,393
FFO per common share and unit, basic	$0.46	$0.44	$0.91	$0.88
FFO per common share and unit, diluted	$0.45	$0.44	$0.90	$0.87
Weighted average number of common shares and OP/DownREIT Units outstanding - basic	291,836	291,458	291,794	289,553
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding - diluted	296,751	296,392	296,683	294,446
Impact of adjustments to FFO:
Cost/(benefit) associated with debt extinguishment and other	$4,318	$—	$5,834	$—
Long-term incentive plan transition costs	—	28	—	351
Net gain on the sale of non-depreciable real estate owned (3)	—	—	(1,580)	(1,685)
Casualty-related (recoveries)/charges, net	1,191	1,629	1,693	1,629
Casualty-related (recoveries)/charges on unconsolidated joint ventures, net	—	—	(881)	1,126
	$5,509	$1,657	$5,066	$1,421
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$139,518	$132,142	$273,560	$257,814
FFO as Adjusted per common share and unit, diluted	$0.47	$0.45	$0.92	$0.88
Recurring capital expenditures	(10,682)	(11,052)	(17,473)	(18,013)
AFFO attributable to common stockholders and unitholders, diluted	$128,836	$121,090	$256,087	$239,801
AFFO per common share and unit, diluted	$0.43	$0.41	$0.86	$0.81

(1)	See Attachment 16 for definitions and other terms.
(2)

Series E preferred shares are dilutive for purposes of calculating FFO per share.  Consequently, distributions to Series E preferred shareholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(3)

The GAAP gain for the six months ended June 30, 2017 and 2016 is $2.1 million and $10.4 million, respectively, of which $1.6 million and $1.7 million is FFO gain related to the sale of land parcels.  The FFO gain is backed out for FFO as Adjusted.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	June 30,	December 31,
In thousands, except share and per share amounts	2017	2016

ASSETS
Real estate owned:
Real estate held for investment	$9,423,191	$9,271,847
Less: accumulated depreciation	(3,131,603)	(2,923,072)
Real estate held for investment, net	6,291,588	6,348,775
Real estate under development
(net of accumulated depreciation of $428 and $0)	465,301	342,282
Real estate held for disposition
(net of accumulated depreciation of $0 and $553)	—	1,071
Total real estate owned, net of accumulated depreciation	6,756,889	6,692,128

Cash and cash equivalents	1,411	2,112
Restricted cash	19,602	19,994
Notes receivable, net	17,290	19,790
Investment in and advances to unconsolidated joint ventures, net	843,167	827,025
Other assets	129,575	118,535
Total assets	$7,767,934	$7,679,584

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$806,647	$1,130,858
Unsecured debt	2,828,001	2,270,620
Real estate taxes payable	19,595	17,388
Accrued interest payable	28,482	29,257
Security deposits and prepaid rent	35,336	34,238
Distributions payable	91,447	86,936
Accounts payable, accrued expenses, and other liabilities	92,161	103,835
Total liabilities	3,901,669	3,673,132
Redeemable noncontrolling interests in the OP and DownREIT Partnership	967,797	909,482
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,796,903 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,796,903 shares at December 31, 2016)	46,457	46,457
16,038,692 shares of Series F outstanding (16,196,889 shares
at December 31, 2016)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
267,557,894 shares issued and outstanding (267,259,469 shares at December 31, 2016)	2,676	2,673
Additional paid-in capital	4,640,550	4,635,413
Distributions in excess of net income	(1,792,674)	(1,585,825)
Accumulated other comprehensive income/(loss), net	(4,395)	(5,609)
Total stockholders’ equity	2,892,615	3,093,110
Noncontrolling interests	5,853	3,860
Total equity	2,898,468	3,096,970
Total liabilities and equity	$7,767,934	$7,679,584

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	June 30,	December 31,
Common Stock and Equivalents	2017	2016
Common shares	267,033,397	266,613,508
Restricted shares	524,497	645,961
Total common stock	267,557,894	267,259,469
Stock options, LTIP Units and restricted stock equivalents	1,441,901	1,372,102
Operating and DownREIT Partnership units	23,082,731	23,179,309
Preferred OP units	1,751,671	1,751,671
Convertible preferred Series E stock (2)	3,028,068	3,028,068
Total common stock and equivalents	296,862,265	296,590,619

Weighted Average Number of Shares Outstanding	2Q 2017	2Q 2016
Weighted average number of common shares and OP/DownREIT units outstanding - basic	291,835,684	291,458,215
Weighted average number of OP/DownREIT units outstanding	(24,864,266)	(25,190,083)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	266,971,418	266,268,132

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,751,379	296,392,394
Weighted average number of OP/DownREIT units outstanding	(24,864,266)	(25,190,083)
Weighted average number of Series E preferred shares outstanding	(3,028,068)	(3,028,068)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	268,859,045	268,174,243

	Year-to-Date 2017	Year-to-Date 2016
Weighted average number of common shares and OP/DownREIT units outstanding - basic	291,794,016	289,552,862
Weighted average number of OP/DownREIT units outstanding	(24,912,747)	(25,190,678)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	266,881,269	264,362,184

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,682,656	294,445,610
Weighted average number of OP/DownREIT units outstanding	(24,912,747)	(25,190,678)
Weighted average number of Series E preferred shares outstanding	(3,028,068)	(3,028,068)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	268,741,841	266,226,864

(1)	See Attachment 16 for definitions and other terms.
(2)

At June 30, 2017 and December 31, 2016, a total of 2,796,903 shares of the Series E were outstanding, which is equivalent to 3,028,068 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

					Weighted	Weighted
					Average	Average Years
Debt Structure, In thousands		Balance		% of Total	Interest Rate	to Maturity (8)
Secured	Fixed	$675,455		18.5%	4.39%	4.4
	Floating	123,733	(2)	3.4%	1.79%	4.7
	Combined	799,188		21.9%	3.99%	4.5

Unsecured	Fixed	2,530,644	(3)	69.5%	3.72%	5.8
	Floating	315,058		8.6%	1.63%	0.6
	Combined	2,845,702		78.1%	3.49%	5.2

Total Debt	Fixed	3,206,099		88.0%	3.86%	5.5
	Floating	438,791		12.0%	1.67%	1.8
	Combined	$3,644,890		100.0%	3.60%	5.1
	Total Non-Cash Adjustments (5)	(10,242)
	Total per Balance Sheet	$3,634,648			3.67%

Debt Maturities, In thousands (9)
			Revolving Credit			Weighted
		Unsecured	Facilities & Comm.		% of	Average
	Secured Debt (6)	Debt (6)	Paper (4) (7) (8)	Balance	Total	Interest Rate
2017	$2,228	$—	$240,000	$242,228	6.6%	1.51%
2018	33,670	300,000	-	333,670	9.2%	4.11%
2019	317,095	-	40,058	357,153	9.8%	4.29%
2020	198,076	300,000	-	498,076	13.7%	3.87%
2021	1,117	350,000	-	351,117	9.6%	1.99%
2022	1,157	400,000	-	401,157	11.0%	4.62%
2023	41,245	-	-	41,245	1.1%	3.47%
2024	-	315,644	-	315,644	8.7%	3.99%
2025	127,600	300,000	-	427,600	11.7%	4.26%
2026	50,000	300,000	-	350,000	9.6%	2.99%
Thereafter	27,000	300,000	-	327,000	9.0%	3.34%
	799,188	2,565,644	280,058	3,644,890	100.0%	3.60%
Total Non-Cash Adjustments (5)	7,459	(17,701)	-	(10,242)
Total per Balance Sheet	$806,647	$2,547,943	$280,058	$3,634,648		3.67%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes $114.1 million of debt with a weighted average interest cap of 6.78% on the underlying index.
(3)	Includes $315.0 million of floating rate debt that has been fixed using interest rate swaps at a weighted average rate of 1.98%.
(4)

There are no borrowings outstanding on our $1.1 billion line of credit at June 30, 2017.  The facility has a maturity date of January 2020, plus two six-month extension options.  The credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points and a facility fee of 15 basis points, which is not included in the interest rate above.

(5)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(6)	Includes principal amortization, as applicable.
(7)

There is $40.1 million outstanding on our $75 million working capital credit facility at June 30, 2017.  The facility has a maturity date of January 2019.  The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 90 basis points.

(8)

The 2017 maturity reflects the $240 million of principal outstanding on the Company’s unsecured commercial paper program as of June 30, 2017.   Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million.  If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.2 years.

(9)	As of June 30, 2017, UDR’s debt maturities with and without extensions are the same.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

Quarter Ended
Coverage Ratios	June 30, 2017
Net income/(loss)	$11,062
Adjustments:
Interest expense	33,866
Real estate depreciation and amortization	108,450
Real estate depreciation and amortization on unconsolidated joint ventures	14,497
Other depreciation and amortization	1,567
Income tax provision/(benefit), net	366
EBITDA	$169,808

Casualty-related (recoveries)/charges, net	1,191
EBITDA - adjusted for non-recurring items	$170,999
Annualized EBITDA - adjusted for non-recurring items	$683,996
Interest expense	33,866
Capitalized interest expense	4,646
Total interest	$38,512
Costs associated with debt extinguishment	(4,318)
Total interest - adjusted for non-recurring items	$34,194

Preferred dividends	$929
Total debt	$3,634,648
Cash	1,411
Net debt	$3,633,237

Interest Coverage Ratio - adjusted for non-recurring items	5.0x

Fixed Charge Coverage Ratio - adjusted for non-recurring items	4.9x

Net Debt-to-EBITDA - adjusted for non-recurring items	5.3x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)		Required	Actual		Compliance
Maximum Leverage Ratio		≤60.0%	34.4%	(2)	Yes
Minimum Fixed Charge Coverage Ratio		≥1.5x	3.7x		Yes
Maximum Secured Debt Ratio		≤40.0%	13.2%		Yes
Minimum Unencumbered Pool Leverage Ratio		≥150.0%	344.3%		Yes

Senior Unsecured Note Covenants (3)		Required	Actual		Compliance
Debt as a percentage of Total Assets		≤65.0%	33.4%	(3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge		≥1.5x	5.0x		Yes
Secured Debt as a percentage of Total Assets		≤40.0%	7.4%		Yes
Total Unencumbered Assets to Unsecured Debt		≥150.0%	295.8%		Yes

Securities Ratings	Debt	Preferred	Outlook		Commercial Paper
Moody's Investors Service	Baa1	Baa2	Stable		P-2
Standard & Poor's	BBB+	BBB-	Stable		A-2

				Gross	% of
	Number of	2Q 2017 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value
Unencumbered assets	31,717	$144,657	82.8%	$8,217,616	83.1%
Encumbered assets	8,105	29,966	17.2%	1,671,304	16.9%
	39,822	$174,623	100.0%	$9,888,920	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated October 20, 2015.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenues
Same-Store Communities	36,540	$217,987	$216,165	$213,234	$212,692	$209,840
Stabilized, Non-Mature Communities	2,853	18,245	17,250	15,475	11,579	11,276
Acquired Communities	—	—	—	—	—	—
Redevelopment Communities	305	1,708	1,787	1,734	1,783	1,787
Development Communities	124	192	4	2	1	1
Non-Residential / Other (2)	—	6,526	6,065	6,590	7,150	6,153
Total	39,822	$244,658	$241,271	$237,035	$233,205	$229,057
Expenses						.
Same-Store Communities		$61,400	$61,411	$60,259	$61,548	$59,574
Stabilized, Non-Mature Communities		5,219	5,008	4,732	3,604	3,260
Acquired Communities		—	—	—	—	—
Redevelopment Communities		726	721	665	713	730
Development Communities		473	157	172	113	76
Non-Residential / Other (2)		2,217	2,490	1,911	1,534	2,938
Total		$70,035	$69,787	$67,739	$67,512	$66,578
Net Operating Income
Same-Store Communities		$156,587	$154,754	$152,975	$151,144	$150,266
Stabilized, Non-Mature Communities		13,026	12,242	10,743	7,975	8,016
Acquired Communities		—	—	—	—	—
Redevelopment Communities		982	1,066	1,069	1,070	1,057
Development Communities		(281)	(153)	(170)	(112)	(75)
Non-Residential / Other (2)		4,309	3,575	4,679	5,616	3,215
Total		$174,623	$171,484	$169,296	$165,693	$162,479
Operating Margin
Same-Store Communities		71.8%	71.6%	71.7%	71.1%	71.6%
Weighted Average Physical Occupancy
Same-Store Communities		96.8%	96.7%	96.8%	96.7%	96.4%
Stabilized, Non-Mature Communities		95.1%	93.9%	93.3%	74.8%	73.8%
Acquired Communities		-	-	-	-	-
Redevelopment Communities		93.9%	94.7%	94.6%	95.6%	95.1%
Development Communities		47.6%	-	-	-	-
Other (3)		-	-	-	97.2%	97.1%
Total		96.6%	96.5%	96.5%	96.6%	96.2%
Return on Invested Capital
Same-Store Communities		7.5%	7.4%	7.4%	7.3%	7.3%
Sold and Held for Disposition Communities
Revenues		$—	$—	$3,046	$7,050	$7,111
Expenses		—	1	1,062	2,387	2,275
Net Operating Income/(Loss)		$—	$(1)	$1,984	$4,663	$4,836

Total	39,822	$174,623	$171,483	$171,280	$170,356	$167,315

(1)	See Attachment 16 for definition and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 2Q 2017
	SS Operating
Year-Over-Year Comparison	Expenses	2Q 2017	2Q 2016	% Change
Real estate taxes (2)	38.4%	$23,595	$22,678	4.0%
Personnel	24.2%	14,876	14,365	3.6%
Utilities	14.4%	8,793	8,464	3.9%
Repair and maintenance	12.7%	7,789	7,411	5.1%
Administrative and marketing	6.8%	4,186	4,131	1.3%
Insurance	3.5%	2,161	2,525	-14.4%
Same-Store operating expenses (2)	100.0%	$61,400	$59,574	3.1%
Same-Store Homes	36,540

	% of 2Q 2017
	SS Operating
Sequential Comparison	Expenses	2Q 2017	1Q 2017	% Change
Real estate taxes (2)	38.4%	$23,595	$23,876	-1.2%
Personnel	24.2%	14,876	14,615	1.8%
Utilities	14.4%	8,793	9,621	-8.6%
Repair and maintenance	12.7%	7,789	7,222	7.9%
Administrative and marketing	6.8%	4,186	3,925	6.6%
Insurance	3.5%	2,161	2,152	0.4%
Same-Store operating expenses (2)	100.0%	$61,400	$61,411	0.0%
Same-Store Homes	36,540

	% of YTD 2017
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2017	YTD 2016	% Change
Real estate taxes (2)	38.7%	$46,567	$43,710	6.5%
Personnel	24.0%	28,889	28,063	2.9%
Utilities	15.0%	18,023	17,679	1.9%
Repair and maintenance	12.2%	14,680	14,490	1.3%
Administrative and marketing	6.6%	7,948	7,686	3.4%
Insurance	3.5%	4,234	4,735	-10.6%
Same-Store operating expenses (2)	100.0%	$120,341	$116,363	3.4%
Same-Store Homes	35,689

(1)	See Attachment 16 for definitions and other terms.
(2)

The year-over-year, sequential and year-to-date comparisons presented above include $233 thousand, $0 and $466 thousand, respectively, of higher New York real estate taxes due to 421 exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

June 30, 2017

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
San Francisco, CA	2,558	193	—	2,751	602	3,353
Orange County, CA	3,367	1,447	124	4,938	381	5,319
Seattle, WA	2,014	823	—	2,837	224	3,061
Los Angeles, CA	1,225	—	—	1,225	341	1,566
Monterey Peninsula, CA	1,565	—	—	1,565	—	1,565
Other Southern CA	756	—	—	756	571	1,327
Portland, OR	476	—	—	476	—	476
	11,961	2,463	124	14,548	2,119	16,667
Mid-Atlantic Region
Metropolitan DC	8,402	—	—	8,402	874	9,276
Richmond, VA	1,358	—	—	1,358	—	1,358
Baltimore, MD	720	—	—	720	379	1,099
	10,480	—	—	10,480	1,253	11,733
Northeast Region
New York, NY	1,945	—	—	1,945	710	2,655
Boston, MA	1,548	—	—	1,548	1,302	2,850
Philadelphia, PA	—	—	—	—	290	290
	3,493	—	—	3,493	2,302	5,795
Southeast Region
Orlando, FL	2,500	—	—	2,500	—	2,500
Tampa, FL	2,287	—	—	2,287	—	2,287
Nashville, TN	2,260	—	—	2,260	—	2,260
Other Florida	636	—	—	636	—	636
	7,683	—	—	7,683	—	7,683
Southwest Region
Dallas, TX	2,040	—	305	2,345	1,130	3,475
Austin, TX	883	390	—	1,273	259	1,532
Denver, CO	—	—	—	—	223	223
	2,923	390	305	3,618	1,612	5,230
Totals	36,540	2,853	429	39,822	7,286	47,108

Communities	119	8	1	128	29	157

Total Homes (incl. joint ventures) (4)			47,108
Homes in Development, Excluding Completed Homes (5)
Current Pipeline Wholly-Owned			977
Current Pipeline Joint Venture (6)			533
Current Pipeline Developer Capital Program - West Coast Development JV (6)			1,720
Total expected homes (including development)			50,338

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5.  Excludes development homes not yet completed.

(4)	Represents joint venture operating homes at 100 percent. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	See Attachments 9 and 12(B) for details of our development communities.
(6)

Represents joint venture and Developer Capital Program – West Coast Development JV homes at 100 percent.  Excludes 727 homes that are part of the Developer Capital Program - Other.  See Attachments 9 and 12(B) for UDR's developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

June 30, 2017

(Unaudited) (1)

Non-Mature Home Breakout - By Region (includes development homes that have been completed)

		# of		Same-Store			# of	Same-Store
Community	Category	Homes		Date (2)	Community	Category	Homes	Date (2)
West Region					Southwest Region
Orange County, CA					Dallas, TX
Eight 80 Newport Beach	Stabilized, Non-Mature	1,447		1Q18	Thirty377	Redevelopment	305	2Q19
The Residences at Pacific City	Development	124	(4)	4Q19
					Austin, TX
San Francisco, CA					Residences at the Domain	Stabilized, Non-Mature	390	2Q18
Edgewater	Stabilized, Non-Mature	193		1Q18

Seattle, WA
Borgata Apartment Homes	Stabilized, Non-Mature	71		1Q18
Ashton Bellevue	Stabilized, Non-Mature	202		1Q18
Ten20	Stabilized, Non-Mature	129		1Q18
Milehouse	Stabilized, Non-Mature	177		1Q18
CityLine	Stabilized, Non-Mature	244		2Q18

					Total		3,282

 Non-Mature Home Breakout - By Date (quarter indicates date of Same-Store inclusion)

		# of				# of
Date & Community	Category	Homes	Region	Date & Community	Category	Homes		Region
1Q18				2Q18
Borgata Apartment Homes	Stabilized, Non-Mature	71	West	CityLine	Stabilized, Non-Mature	244		West
Ashton Bellevue	Stabilized, Non-Mature	202	West	Residences at the Domain	Stabilized, Non-Mature	390		Southwest
Ten20	Stabilized, Non-Mature	129	West
Milehouse	Stabilized, Non-Mature	177	West	2Q19
Eight 80 Newport Beach	Stabilized, Non-Mature	1,447	West	Thirty377	Redevelopment	305		Southwest
Edgewater	Stabilized, Non-Mature	193	West
				4Q19
				The Residences at Pacific City	Development	124	(4)	West

				Total		3,282

Summary of Non-Mature Home Activity
		Stabilized,				Held for
	Market	Non-Mature	Acquired	Redevelopment	Development	Disposition	Total
Non-Mature Homes at March 31, 2017		3,460	244	305	—	—	4,009
Arbor Park of Alexandria (3)	Metropolitan DC	(851)	—	—	—	—	(851)
CityLine	Seattle, WA	244	(244)	—	—	—	—
The Residences at Pacific City	Orange County, CA	—	—	—	124	—	124
Non-Mature Homes at June 30, 2017		2,853	—	305	124	—	3,282

(1)	See Attachment 16 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD Same-Store pool.
(3)	Contributed the community to the QTD Same-Store pool in 2Q17, increasing Same-Store homes from 35,689 to 36,540.
(4)	124 homes of 516 total homes have been delivered as of June 30, 2017 as described in Attachment 9.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

June 30, 2017

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (4) (5)	(incl. JV at share) (5)
West Region
San Francisco, CA	$3,401	$3,989	$—	$3,442	$4,586	$3,536
Orange County, CA	2,341	1,902	3,796	2,218	2,228	2,218
Seattle, WA	2,113	2,725	—	2,289	4,128	2,359
Los Angeles, CA	2,716	—	—	2,716	3,649	2,804
Monterey Peninsula, CA	1,613	—	—	1,613	—	1,613
Other Southern CA	1,826	—	—	1,826	3,108	2,180
Portland, OR	1,529	—	—	1,529	—	1,529
Mid-Atlantic Region
Metropolitan DC	1,986	—	—	1,986	2,816	2,014
Richmond, VA	1,284	—	—	1,284	—	1,284
Baltimore, MD	1,679	—	—	1,679	1,823	1,709
Northeast Region
New York, NY	4,328	—	—	4,328	4,717	4,387
Boston, MA	2,939	—	—	2,939	2,472	2,801
Philadelphia, PA	—	—	—	—	3,241	3,241
Southeast Region
Orlando, FL	1,254	—	—	1,254	—	1,254
Tampa, FL	1,349	—	—	1,349	—	1,349
Nashville, TN	1,254	—	—	1,254	—	1,254
Other Florida	1,521	—	—	1,521	—	1,521
Southwest Region
Dallas, TX	1,215	—	1,988	1,314	1,724	1,393
Austin, TX	1,363	1,604	—	1,435	4,078	1,680
Denver, CO	—	—	—	—	3,260	3,260
Weighted Average	$2,056	$2,242	$2,135	$2,068	$3,006	$2,141

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)	Represents homes included in Acquired, Development, Redevelopment, Non-Residential/Other and Sold and Held for Disposition Communities categories on Attachment 5.
(4)	Development revenue per occupied home can be affected by the timing of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5)	Represents joint ventures at UDR's ownership interests. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

June 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended June 30, 2017
			UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total
Net Operating Income	$156,587	$18,036	$20,038	$194,661

% of Net Operating Income	80.4%	9.3%	10.3%	100.0%

Three Months Ended June 30, 2017
	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Northeast Region
San Francisco, CA	12.3%	11.7%	New York, NY	11.1%	11.4%
Orange County, CA	11.0%	12.1%	Boston, MA	6.3%	6.8%
Seattle, WA	5.7%	8.0%	Philadelphia, PA	0.0%	0.7%
Los Angeles, CA	4.4%	4.3%		17.4%	18.9%
Monterey Peninsula, CA	3.6%	2.9%	Southeast Region
Other Southern CA	1.9%	2.7%	Orlando, FL	4.1%	3.3%
Portland, OR	1.0%	0.8%	Tampa, FL	3.8%	3.1%
	39.9%	42.5%	Nashville, TN	3.7%	3.0%
			Other Florida	1.2%	0.9%
Mid-Atlantic Region				12.8%	10.3%
Metropolitan DC	21.6%	18.7%	Southwest Region
Richmond, VA	2.5%	2.0%	Dallas, TX	3.0%	3.7%
Baltimore, MD	1.6%	1.6%	Austin, TX	1.2%	1.9%
	25.7%	22.3%	Denver, CO	0.0%	0.4%
				4.2%	6.0%

			Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Sold and Held for Disposition Communities.
(3)	Includes UDR's share of joint venture and partnership NOI.

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2017

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2017 NOI	2Q 17	2Q 16	Change	2Q 17	2Q 16	Change
West Region
San Francisco, CA	2,558	12.3%	96.8%	96.0%	0.8%	$3,401	$3,346	1.6%
Orange County, CA	3,367	11.0%	95.7%	95.7%	0.0%	2,341	2,238	4.6%
Seattle, WA	2,014	5.7%	96.6%	96.6%	0.0%	2,113	1,995	5.9%
Los Angeles, CA	1,225	4.4%	95.1%	94.4%	0.7%	2,716	2,614	3.9%
Monterey Peninsula, CA	1,565	3.6%	97.6%	97.4%	0.2%	1,613	1,487	8.5%
Other Southern CA	756	1.9%	96.2%	95.4%	0.8%	1,826	1,723	6.0%
Portland, OR	476	1.0%	97.7%	97.7%	0.0%	1,529	1,462	4.6%
	11,961	39.9%	96.4%	96.1%	0.3%	2,406	2,308	4.3%
Mid-Atlantic Region
Metropolitan DC	8,402	21.6%	97.0%	96.4%	0.6%	1,986	1,937	2.5%
Richmond, VA	1,358	2.5%	97.9%	96.8%	1.1%	1,284	1,265	1.5%
Baltimore, MD	720	1.6%	97.3%	96.8%	0.5%	1,679	1,686	-0.4%
	10,480	25.7%	97.1%	96.5%	0.6%	1,873	1,832	2.2%
Northeast Region
New York, NY	1,945	11.1%	97.3%	96.9%	0.4%	4,328	4,253	1.8%
Boston, MA	1,548	6.3%	96.4%	96.3%	0.1%	2,941	2,840	3.5%
	3,493	17.4%	96.9%	96.6%	0.3%	3,716	3,629	2.4%
Southeast Region
Orlando, FL	2,500	4.1%	96.9%	96.5%	0.4%	1,254	1,182	6.1%
Tampa, FL	2,287	3.8%	97.1%	96.6%	0.5%	1,349	1,284	5.1%
Nashville, TN	2,260	3.7%	96.9%	97.7%	-0.8%	1,254	1,194	5.0%
Other Florida	636	1.2%	96.8%	96.0%	0.8%	1,521	1,490	2.1%
	7,683	12.8%	97.0%	96.9%	0.1%	1,304	1,240	5.2%
Southwest Region
Dallas, TX	2,040	3.0%	96.5%	96.6%	-0.1%	1,215	1,148	5.8%
Austin, TX	883	1.2%	97.2%	96.5%	0.7%	1,363	1,349	1.0%
	2,923	4.2%	96.7%	96.5%	0.2%	1,260	1,210	4.2%

Total/Weighted Avg.	36,540	100.0%	96.8%	96.4%	0.4%	$2,056	$1,987	3.5%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2017

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 17	2Q 16	Change	2Q 17	2Q 16	Change	2Q 17	2Q 16	Change
West Region
San Francisco, CA	2,558	$25,264	$24,652	2.5%	$5,966	$6,718	-11.2%	$19,298	$17,934	7.6%
Orange County, CA	3,367	22,629	21,632	4.6%	5,344	5,042	6.0%	17,285	16,590	4.2%
Seattle, WA	2,014	12,331	11,645	5.9%	3,404	3,165	7.6%	8,927	8,480	5.3%
Los Angeles, CA	1,225	9,491	9,068	4.7%	2,526	2,564	-1.5%	6,965	6,504	7.1%
Monterey Peninsula, CA	1,565	7,389	6,802	8.6%	1,778	1,769	0.5%	5,611	5,033	11.5%
Other Southern CA	756	3,985	3,727	6.9%	1,018	992	2.7%	2,967	2,735	8.4%
Portland, OR	476	2,133	2,040	4.6%	528	497	6.3%	1,605	1,543	4.0%
	11,961	83,222	79,566	4.6%	20,564	20,747	-0.9%	62,658	58,819	6.5%
Mid-Atlantic Region
Metropolitan DC	8,402	48,551	47,073	3.1%	14,785	14,236	3.9%	33,766	32,837	2.8%
Richmond, VA	1,358	5,120	4,987	2.7%	1,228	1,298	-5.4%	3,892	3,689	5.5%
Baltimore, MD	720	3,528	3,526	0.1%	1,080	1,013	6.6%	2,448	2,513	-2.6%
	10,480	57,199	55,586	2.9%	17,093	16,547	3.3%	40,106	39,039	2.7%
Northeast Region
New York, NY	1,945	24,574	24,046	2.2%	7,238	6,617	9.4%	17,336	17,429	-0.5%
Boston, MA	1,548	13,158	12,703	3.6%	3,343	3,149	6.2%	9,815	9,554	2.7%
	3,493	37,732	36,749	2.7%	10,581	9,766	8.3%	27,151	26,983	0.6%
Southeast Region
Orlando, FL	2,500	9,115	8,558	6.5%	2,634	2,615	0.7%	6,481	5,943	9.1%
Tampa, FL	2,287	8,989	8,508	5.7%	2,989	2,830	5.6%	6,000	5,678	5.7%
Nashville, TN	2,260	8,236	7,907	4.2%	2,476	2,245	10.3%	5,760	5,662	1.8%
Other Florida	636	2,809	2,729	2.9%	991	931	6.4%	1,818	1,798	1.1%
	7,683	29,149	27,702	5.2%	9,090	8,621	5.4%	20,059	19,081	5.1%
Southwest Region
Dallas, TX	2,040	7,176	6,788	5.7%	2,518	2,472	1.8%	4,658	4,316	7.9%
Austin, TX	883	3,509	3,449	1.7%	1,554	1,421	9.3%	1,955	2,028	-3.6%
	2,923	10,685	10,237	4.4%	4,072	3,893	4.6%	6,613	6,344	4.2%

Total	36,540	$217,987	$209,840	3.9%	$61,400	$59,574	3.1%	$156,587	$150,266	4.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2017

(Unaudited) (1)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 17	1Q 17	Change	2Q 17	1Q 17	Change
West Region
San Francisco, CA	2,558	96.8%	97.1%	-0.3%	$3,401	$3,374	0.8%
Orange County, CA	3,367	95.7%	95.7%	0.0%	2,341	2,321	0.9%
Seattle, WA	2,014	96.6%	96.8%	-0.2%	2,113	2,071	2.0%
Los Angeles, CA	1,225	95.1%	95.7%	-0.6%	2,716	2,673	1.6%
Monterey Peninsula, CA	1,565	97.6%	96.5%	1.1%	1,613	1,580	2.1%
Other Southern CA	756	96.2%	95.1%	1.1%	1,826	1,789	2.1%
Portland, OR	476	97.7%	96.7%	1.0%	1,529	1,529	0.0%
	11,961	96.4%	96.3%	0.1%	2,406	2,380	1.1%
Mid-Atlantic Region
Metropolitan DC	8,402	97.0%	96.8%	0.2%	1,986	1,972	0.7%
Richmond, VA	1,358	97.9%	97.4%	0.5%	1,284	1,276	0.6%
Baltimore, MD	720	97.3%	96.0%	1.3%	1,679	1,697	-1.1%
	10,480	97.1%	96.8%	0.3%	1,873	1,863	0.6%
Northeast Region
New York, NY	1,945	97.3%	98.0%	-0.7%	4,328	4,338	-0.2%
Boston, MA	1,548	96.4%	96.1%	0.3%	2,939	2,939	0.0%
	3,493	96.9%	97.1%	-0.2%	3,716	3,729	-0.4%
Southeast Region
Orlando, FL	2,500	96.9%	96.8%	0.1%	1,254	1,231	1.9%
Tampa, FL	2,287	97.1%	96.7%	0.4%	1,349	1,326	1.7%
Nashville, TN	2,260	96.9%	97.1%	-0.2%	1,254	1,241	1.0%
Other Florida	636	96.8%	96.6%	0.2%	1,521	1,494	1.8%
	7,683	97.0%	96.8%	0.2%	1,304	1,284	1.6%
Southwest Region
Dallas, TX	2,040	96.5%	97.4%	-0.9%	1,215	1,202	1.1%
Austin, TX	883	97.2%	97.2%	0.0%	1,363	1,364	-0.1%
	2,923	96.7%	97.3%	-0.6%	1,260	1,251	0.7%

Total/Weighted Avg.	36,540	96.8%	96.7%	0.1%	$2,056	$2,039	0.8%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2017

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 17	1Q 17	Change	2Q 17	1Q 17	Change	2Q 17	1Q 17	Change
West Region
San Francisco, CA	2,558	$25,264	$25,140	0.5%	$5,966	$5,855	1.9%	$19,298	$19,285	0.1%
Orange County, CA	3,367	22,629	22,441	0.8%	5,344	5,259	1.6%	17,285	17,182	0.6%
Seattle, WA	2,014	12,331	12,111	1.8%	3,404	3,358	1.4%	8,927	8,753	2.0%
Los Angeles, CA	1,225	9,491	9,400	1.0%	2,526	2,553	-1.1%	6,965	6,847	1.7%
Monterey Peninsula, CA	1,565	7,389	7,157	3.2%	1,778	1,787	-0.5%	5,611	5,370	4.5%
Other Southern CA	756	3,985	3,859	3.3%	1,018	997	2.1%	2,967	2,862	3.7%
Portland, OR	476	2,133	2,112	1.0%	528	516	2.2%	1,605	1,596	0.6%
	11,961	83,222	82,220	1.2%	20,564	20,325	1.2%	62,658	61,895	1.2%
Mid-Atlantic Region
Metropolitan DC	8,402	48,551	48,106	0.9%	14,785	14,808	-0.2%	33,766	33,298	1.4%
Richmond, VA	1,358	5,120	5,064	1.1%	1,228	1,232	-0.3%	3,892	3,832	1.6%
Baltimore, MD	720	3,528	3,518	0.3%	1,080	1,029	4.9%	2,448	2,489	-1.6%
	10,480	57,199	56,688	0.9%	17,093	17,069	0.1%	40,106	39,619	1.2%
Northeast Region
New York, NY	1,945	24,574	24,804	-0.9%	7,238	7,636	-5.2%	17,336	17,168	1.0%
Boston, MA	1,548	13,158	13,117	0.3%	3,343	3,384	-1.2%	9,815	9,733	0.8%
	3,493	37,732	37,921	-0.5%	10,581	11,020	-4.0%	27,151	26,901	0.9%
Southeast Region
Orlando, FL	2,500	9,115	8,936	2.0%	2,634	2,655	-0.8%	6,481	6,281	3.2%
Tampa, FL	2,287	8,989	8,799	2.2%	2,989	2,853	4.8%	6,000	5,946	0.9%
Nashville, TN	2,260	8,236	8,169	0.8%	2,476	2,543	-2.6%	5,760	5,626	2.4%
Other Florida	636	2,809	2,753	2.0%	991	945	4.8%	1,818	1,808	0.6%
	7,683	29,149	28,657	1.7%	9,090	8,996	1.1%	20,059	19,661	2.0%
Southwest Region
Dallas, TX	2,040	7,176	7,167	0.1%	2,518	2,504	0.6%	4,658	4,663	-0.1%
Austin, TX	883	3,509	3,512	-0.1%	1,554	1,497	3.8%	1,955	2,015	-3.0%
	2,923	10,685	10,679	0.1%	4,072	4,001	1.8%	6,613	6,678	-1.0%

Total	36,540	$217,987	$216,165	0.8%	$61,400	$61,411	0.0%	$156,587	$154,754	1.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2017

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2017 NOI	YTD 17	YTD 16	Change	YTD 17	YTD 16	Change
West Region
San Francisco, CA	2,558	12.7%	96.9%	96.0%	0.9%	$3,389	$3,340	1.5%
Orange County, CA	3,367	11.3%	95.7%	95.9%	-0.2%	2,331	2,218	5.1%
Seattle, WA	2,014	5.8%	96.7%	96.5%	0.2%	2,092	1,964	6.5%
Los Angeles, CA	1,225	4.5%	95.4%	94.6%	0.8%	2,694	2,611	3.2%
Monterey Peninsula, CA	1,565	3.6%	97.1%	96.6%	0.5%	1,595	1,470	8.5%
Other Southern CA	756	1.9%	95.7%	95.4%	0.3%	1,807	1,705	6.0%
Portland, OR	476	1.1%	97.2%	97.4%	-0.2%	1,529	1,445	5.8%
	11,961	40.9%	96.3%	96.0%	0.3%	2,393	2,293	4.4%
Mid-Atlantic Region
Metropolitan DC	7,551	19.8%	97.0%	96.2%	0.8%	1,989	1,935	2.8%
Richmond, VA	1,358	2.6%	97.7%	96.6%	1.1%	1,279	1,260	1.5%
Baltimore, MD	720	1.6%	96.6%	96.8%	-0.2%	1,688	1,681	0.4%
	9,629	24.0%	97.1%	96.3%	0.8%	1,866	1,820	2.5%
Northeast Region
New York, NY	1,945	11.3%	97.6%	97.1%	0.5%	4,335	4,227	2.6%
Boston, MA	1,548	6.4%	96.2%	96.2%	0.0%	2,941	2,833	3.8%
	3,493	17.7%	97.0%	96.7%	0.3%	3,722	3,612	3.0%
Southeast Region
Orlando, FL	2,500	4.2%	96.8%	96.6%	0.2%	1,243	1,170	6.2%
Tampa, FL	2,287	3.9%	96.9%	96.7%	0.2%	1,338	1,274	5.0%
Nashville, TN	2,260	3.7%	97.0%	97.4%	-0.4%	1,247	1,178	5.9%
Other Florida	636	1.2%	96.7%	95.9%	0.8%	1,507	1,485	1.5%
	7,683	13.0%	96.9%	96.8%	0.1%	1,294	1,229	5.3%
Southwest Region
Dallas, TX	2,040	3.1%	96.9%	96.9%	0.0%	1,209	1,141	6.0%
Austin, TX	883	1.3%	97.2%	96.6%	0.6%	1,364	1,335	2.2%
	2,923	4.4%	97.0%	96.8%	0.2%	1,256	1,199	4.7%

Total/Weighted Avg.	35,689	100.0%	96.8%	96.4%	0.4%	$2,050	$1,975	3.8%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2017

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 17	YTD 16	Change	YTD 17	YTD 16	Change	YTD 17	YTD 16	Change
West Region
San Francisco, CA	2,558	$50,404	$49,217	2.4%	$11,820	$12,216	-3.2%	$38,584	$37,001	4.3%
Orange County, CA	3,367	45,069	42,972	4.9%	10,604	9,866	7.5%	34,465	33,106	4.1%
Seattle, WA	2,014	24,443	22,898	6.7%	6,763	6,314	7.1%	17,680	16,584	6.6%
Los Angeles, CA	1,225	18,892	18,156	4.0%	5,079	5,117	-0.7%	13,813	13,039	5.9%
Monterey Peninsula, CA	1,565	14,546	13,333	9.1%	3,565	3,500	1.9%	10,981	9,833	11.7%
Other Southern CA	756	7,843	7,377	6.3%	2,015	2,016	0.0%	5,828	5,361	8.7%
Portland, OR	476	4,245	4,020	5.6%	1,044	981	6.5%	3,201	3,039	5.3%
	11,961	165,442	157,973	4.7%	40,890	40,010	2.2%	124,552	117,963	5.6%
Mid-Atlantic Region
Metropolitan DC	7,551	87,391	84,341	3.6%	27,123	27,162	-0.1%	60,268	57,179	5.4%
Richmond, VA	1,358	10,184	9,919	2.7%	2,459	2,668	-7.8%	7,725	7,251	6.5%
Baltimore, MD	720	7,045	7,028	0.3%	2,110	2,008	5.1%	4,935	5,020	-1.7%
	9,629	104,620	101,288	3.3%	31,692	31,838	-0.5%	72,928	69,450	5.0%
Northeast Region
New York, NY	1,945	49,377	47,899	3.1%	14,874	13,497	10.2%	34,503	34,402	0.3%
Boston, MA	1,548	26,276	25,310	3.8%	6,727	6,369	5.6%	19,549	18,941	3.2%
	3,493	75,653	73,209	3.3%	21,601	19,866	8.7%	54,052	53,343	1.3%
Southeast Region
Orlando, FL	2,500	18,051	16,950	6.5%	5,289	5,099	3.7%	12,762	11,851	7.7%
Tampa, FL	2,287	17,788	16,901	5.2%	5,842	5,587	4.6%	11,946	11,314	5.6%
Nashville, TN	2,260	16,406	15,552	5.5%	5,019	4,417	13.6%	11,387	11,135	2.3%
Other Florida	636	5,561	5,436	2.3%	1,936	1,859	4.2%	3,625	3,577	1.3%
	7,683	57,806	54,839	5.4%	18,086	16,962	6.6%	39,720	37,877	4.9%
Southwest Region
Dallas, TX	2,040	14,343	13,533	6.0%	5,021	4,816	4.3%	9,322	8,717	6.9%
Austin, TX	883	7,022	6,830	2.8%	3,051	2,871	6.3%	3,971	3,959	0.3%
	2,923	21,365	20,363	4.9%	8,072	7,687	5.0%	13,293	12,676	4.9%

Total	35,689	$424,886	$407,672	4.2%	$120,341	$116,363	3.4%	$304,545	$291,309	4.5%

(1)	See See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market

June 30, 2017

(Unaudited) (1)

	Effective		Effective
	Blended	Effective	Renewal
	Lease Rate	New Lease	Lease Rate
	Growth	Rate Growth	Growth	Annualized Turnover (2)(3)
	2Q 2017	2Q 2017	2Q 2017	2Q 2017	2Q 2016	YTD 2017	YTD 2016
West Region
San Francisco, CA	3.6%	2.6%	4.4%	60.4%	64.4%	51.6%	56.5%
Orange County, CA	3.0%	1.6%	4.8%	61.9%	66.7%	53.3%	55.3%
Seattle, WA	6.3%	6.1%	6.5%	59.5%	59.5%	53.7%	52.1%
Los Angeles, CA	3.5%	2.3%	5.0%	50.8%	59.6%	46.3%	56.8%
Monterey Peninsula, CA	8.3%	8.7%	7.9%	51.5%	55.6%	46.3%	53.2%
Other Southern CA	3.3%	2.0%	5.1%	56.2%	53.1%	55.2%	52.8%
Portland, OR	3.7%	2.3%	5.3%	53.1%	66.6%	50.4%	58.9%

Mid-Atlantic Region
Metropolitan DC	3.1%	1.1%	5.1%	51.4%	47.6%	42.6%	42.0%
Richmond, VA	3.1%	2.3%	4.0%	56.4%	56.1%	49.0%	49.7%
Baltimore, MD	1.9%	-0.5%	5.0%	61.3%	68.5%	58.3%	51.8%

Northeast Region
New York, NY	1.9%	-0.6%	3.3%	43.9%	49.1%	31.7%	34.5%
Boston, MA	4.5%	3.0%	5.9%	59.6%	54.4%	47.0%	43.5%

Southeast Region
Orlando, FL	5.8%	5.2%	6.5%	51.5%	59.0%	48.2%	50.6%
Tampa, FL	3.6%	2.1%	5.4%	58.2%	61.6%	53.2%	53.3%
Nashville, TN	3.3%	2.0%	4.8%	59.8%	57.0%	53.3%	51.3%
Other Florida	4.6%	4.0%	5.1%	39.1%	47.9%	35.2%	42.5%

Southwest Region
Dallas, TX	4.6%	2.8%	6.4%	55.1%	60.4%	50.6%	52.8%
Austin, TX	1.4%	-1.9%	3.9%	47.2%	52.2%	44.1%	49.3%

Total/Weighted Avg.	3.6%	2.2%	5.0%	54.7%	56.5%	47.7%	49.0%

2Q 2016 Weighted Avg. Lease Rate Growth (3)	5.3%	4.4%	6.3%

2Q 2017 Percentage of Total Repriced Homes		50.3%	49.7%

(1)	See Attachment 16 for definitions and other terms.
(2)	2Q17 same-store home count: 36,540. YTD 2017 same-store home count: 35,689.
(3)	2Q16 same-store home count: 34,179. YTD 2016 same-store home count: 34,017.

Attachment 9

UDR, Inc.

Development Summary

June 30, 2017

(Dollars in Thousands)

(Unaudited) (1) (2)

Wholly-Owned
									Schedule			Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
The Residences at Pacific City	Huntington Beach, CA	516	124	$287,294	$342,000	$663		$—	2Q15	2Q17	1Q18	25.2%	11.4%
345 Harrison Street	Boston, MA	585	—	178,435	366,500	626	(3)	—	1Q16	3Q18	1Q19	—	—
Total Under Construction		1,101	124	$465,729	$708,500	$644		$—

Completed Projects, Non-Stabilized
N/A	N/A	—	—	$—	$—	$—		$—	N/A	N/A	N/A	—	—
Total Completed		—	—	$—	$—	$—		$—

Total - Wholly Owned		1,101	124	$465,729	$708,500	$644		$—

Net Operating Income From Wholly-Owned Projects								UDR's Capitalized Interest
		2Q 17							2Q 17
Projects Under Construction		$(281)							$ 3,553
Completed, Non-Stabilized		-
Total		$(281)

Unconsolidated Joint Ventures and Partnerships (7)
									Schedule			Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (8)	Cost		Debt (9)	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
Crescent Heights	Los Angeles, CA	50%	150	—	$72,444	$126,000	(6)	$2,206	2Q16	3Q18	3Q18	—	—
Vitruvian West	Addison, TX	50%	383	—	17,138	59,000		—	4Q16	2Q18	4Q18	—	—
Total Under Construction			533	—	$89,582	$185,000		$2,206
Completed Projects, Non-Stabilized
3033 Wilshire	Los Angeles,CA	50%	190	190	$107,215	$108,000	(4)	$53,110	4Q14	4Q16	4Q16	67.4%	61.1%
Residences on Jamboree	Irvine,CA	50%	381	381	122,383	125,000		64,140	3Q14	4Q16	1Q17	93.2%	72.2%
Verve Mountain View	Mountain View, CA	50%	155	155	93,307	99,000	(5)	46,370	1Q15	2Q17	2Q17	78.1%	60.7%
Total Completed, Non-Stabilized			726	726	$322,905	$332,000		$163,620

Total - Unconsolidated Joint Ventures and Partnerships			1,259	726	$412,487	$517,000		$165,826

UDR's Share of Net Operating Income From Unconsolidated Joint Venture Projects								UDR's Capitalized Interest
		2Q 17							2Q 17
Projects Under Construction		$-							$ 564
Completed, Non-Stabilized		658
Total		$658

Projected Weighted Average Stabilized Yield on Development Projects Over Respective Market Cap Rates:	150-200 bps

(1)	See Attachment 16 for definitions and other terms.
(2)	The development summary above includes all communities under development that UDR wholly owns or owns an interest in through an unconsolidated joint venture.
(3)	Includes 35,200 square feet of retail space.
(4)	Includes 5,500 square feet of retail space.
(5)	Includes 4,500 square feet of retail space.
(6)	Includes 6,000 square feet of retail space.
(7)	Unconsolidated developments are presented at 100%.

(8)	Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(9)	Debt balances are presented net of deferred financing costs.

Attachment 10

UDR, Inc.

Redevelopment Summary

June 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned

			Sched.					Schedule				Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost				Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Store(3)	Leased	Occupied
Projects in Redevelopment

Thirty377 (4)	Dallas,TX	305	56	29	$6,171	$9,500	$31	3Q06	3Q16	1Q18	2Q19	96.4%	93.1%
Total		305	56	29	$6,171	$9,500	$31

	UDR's Capitalized Interest
	2Q 17
	$1

			Projected Weighted Average Return on
			Incremental Capital Invested:			7.0% to 9.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(4)	Redevelopment project consists of interior home improvements and renovation of building exteriors, corridors, and common area amenities.

Attachment 11

UDR, Inc.

Land Summary

June 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate	UDR's Share
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)
						Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$7,219	$7,219	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,615	13,615	Complete		In Process
Dublin Land	Dublin, CA	100%	10,131	10,131	In Process	In Process
Total			$30,965	$30,965

			Real Estate	UDR's Share
Unconsolidated Joint Ventures and Partnerships			Cost Basis	Cost Basis
UDR/MetLife Land - 5 parcels	Addison, TX	50%	$44,583	$22,292	Complete	In Process	In Process
Total			$44,583	$22,292

Total			$75,548	$53,257

	UDR's Capitalized Interest
	2Q 2017
	$528

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development:  During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development:  Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR's Garrison Square community.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

June 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

Portfolio Characteristics
		# of			Physical	Total Rev. per	Net Operating Income
	Property	Comm. /	# of	Own.	Occupancy	Occ. Home	UDR's Share		Total
Joint Venture and Partnerships	Type	Parcels	Homes (4)	Interest	2Q 17	2Q 17 (1)	2Q 17	YTD 17	YTD 17 (2)
UDR / MetLife
Operating communities	Various	21	5,302	50%	96.0%	$2,888	$15,799	$30,838	$61,619
Non-Mature	High-rise	2	598	51%	93.4%	4,483	2,509	4,782	9,420
Development communities	Various	5	726	50%	50.2%	2,736	658	517	1,032
Land parcels		5	-	50%	-	-	(14)	(18)	(37)
UDR / KFH	High-rise	3	660	30%	96.8%	2,642	1,086	2,172	7,241
Total/Weighted Average		36	7,286		91.3%	$3,006	$20,038	$38,291	$79,275

Balance Sheet Characteristics and Returns
	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt	Returns (5)
Joint Venture and Partnerships	Estate Assets (3)	Debt (3)	Investment	Interest Rate	Maturities	ROIC	ROE
UDR / MetLife
Operating communities	$2,156,819	$1,261,625	$316,295	4.31%	2019-2025
Non-Mature	431,337	244,444	79,662	3.90%	2021-2027
Development communities	430,918	165,826	126,852	3.47%	2018-2020
Land parcels	44,583	—	36,873	N/A	N/A
UDR / KFH	285,858	165,744	10,991	3.09%	2025-2026
Total/Weighted Average	$3,349,515	$1,837,639	$570,673	4.07%		5.9%	7.8%

Same-Store Unconsolidated Joint Venture Growth
	Same-Store
	Joint Venture	2Q 17 vs. 2Q 16 Growth			2Q 17 vs. 1Q 17 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI	Revenue	Expense	NOI
UDR / MetLife	21	1.3%	-4.5%	4.1%	0.7%	-8.3%	5.2%
UDR / KFH	3	1.4%	-1.4%	2.6%	-0.1%	-0.2%	0.0%
Total/Average	24	1.3%	-4.2%	3.9%	0.7%	-7.5%	4.6%

				NOI			NOI
Same-Store JV Results at UDR's Ownership Interest				4.0%			4.8%

	Same-Store
	Joint Venture	YTD 17 vs. YTD 16 Growth
Joint Venture	Communities (3)	Revenue	Expense	NOI
UDR / MetLife	21	1.5%	-0.1%	2.3%
UDR / KFH	3	2.1%	0.8%	2.6%
Total/Average	24	1.6%	0.0%	2.3%

				NOI
Same-Store JV Results at UDR's Ownership Interest				2.3%

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents NOI at 100% for the period ended June 30, 2017.
(3)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(4)	Includes homes completed for the period ended June 30, 2017.
(5)	Excludes non-stabilized developments.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (10)

June 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

West Coast Development JV (2)
						UDR	UDR
		Own.	# of	Compl.	Going-in	Investment	Share of	Schedule			Percentage
Community	Location	Interest	Homes	Homes	Valuation	Cost	Debt (7)	Start	Compl.	Stabilization	Leased	Occupied
Projects Under Construction

Parallel	Anaheim, CA	49%	386	—	$114,660	$26,529	$10,819	4Q14	1Q18	4Q18	—	—
CityLine II	Seattle, WA	49%	155	—	58,250	15,484	523	3Q16	1Q18	4Q18	—	—
Amberglen	Hillsboro, OR	49%	276	—	68,400	16,121	2,161	4Q16	3Q18	1Q19	—	—
Total			817	—	$241,310	$58,134	$13,503
Completed Projects, Non-Stabilized

OLiVE DTLA (3)	Los Angeles, CA	47%	293	293	$129,360	$33,698	$26,853	2Q14	4Q16	4Q17	66.2%	55.3%
Total			293	293	$129,360	$33,698	$26,853
Completed Projects, Stabilized

Katella Grand I	Anaheim, CA	49%	399	399	$137,935	$34,268	$31,802	4Q13	2Q16	4Q16	98.3%	95.7%
8th & Republican (3)	Seattle, WA	48%	211	211	97,020	23,971	21,653	3Q14	2Q16	1Q17	97.2%	94.3%
Total			610	610	$234,955	$58,239	$53,455

Total - West Coast Development JV			1,720	903	$605,625	$150,071	$93,811

Economics For Projects Under Construction and Completed Projects, Non-Stabilized
				2Q 2017 at UDR's Share
									Income from
	UDR's Equity	Preferred							Preferred Equity
	Investment (6)	Return		Preferred Return		Net Operating Income	Interest and Other Expense		Investment (5)

West Coast Development JV	$ 100,330	6.5%		$ 1,348		$ -	$ (128)		$ 1,220

Economics For Completed Projects, Stabilized
				2Q 2017 at UDR's Share
		Total Rev. per							Income from
	UDR's Equity	Occ. Home							Preferred Equity
	Investment (6)	2Q 2017 (1)		Preferred Return		Net Operating Income	Interest and Other Expense		Investment (5)

West Coast Development JV	$ 61,222	$ 2,399		$ 88		$ 1,207	$ (380)		$ 915

Total - West Coast Development JV				$ 1,436		$ 1,207	$ (508)		$ 2,135

Developer Capital Program - Other
							Income from
		# of	UDR Investment		Return	Years to	Investment	Upside	Investment
Community	Location	Homes	Commitment (9)	Balance (9)	Rate	Maturity	2Q 2017	Participation	Type
The Portals (4)	Washington, DC	373	$ 38,559	$ 10,560	11.0%	4.0	$ 16	-	Mezzanine Loan
1532 Harrison	San Francisco, CA	136	24,645	6,398	11.0%	5.0	2	-	Preferred Equity
Steele Creek (8)	Denver, CO	218	93,458	93,984	6.5%	0.3	1,550	50%	Participating Loan

Total - Developer Capital Program - Other		727	$ 156,662	$ 110,942	8.3%	2.0	$ 1,568

(1)	See Attachment 16 for definitions and other terms.
(2)

On the West Coast Development joint venture communities, UDR receives a 6.5% preferred return on our equity investment cost until stabilization.  Our partner assumes all economics until stabilization.  Upon stabilization, economics will be shared between UDR and our partner.  A community is considered stabilized when it reaches 80% occupancy for ninety consecutive days.  UDR has the option to purchase each community at a fixed price one year after completion.

(3)	A small ownership interest in OLiVE DTLA and 8th and Republican is held by an additional co-investor.
(4)

In May 2017, UDR entered into a new joint venture with an unaffiliated third-party.  In May 2017, the joint venture made a $71.0 million mezzanine loan commitment to a third-party developer of a 373 apartment home community.

(5)	Excludes depreciation expense.
(6)	UDR's equity investment of $161.6 million is inclusive of outside basis, depreciation expense and our accrued preferred return, which differs from our investment cost of $150.1 million.
(7)	Debt balances are presented net of deferred financing costs.
(8)

UDR has the option to purchase the property 25 months after completion of construction, which occurred in April 2015, and receive 50% of the value created from the project upon acquisition of the community or sale to a third party.

(9)	Investment commitment represents loan principal or equity and therefore excludes accrued return. Investment balance includes accrued return prior to the period end.
(10)

UDR's investment is reflected as investment in and advances to unconsolidated joint ventures on the Consolidated Balance Sheets and net income/(loss) from unconsolidated entities on the Consolidated Statements of Operations in accordance with GAAP.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

June 30, 2017

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership				# of	Price per
Date of Purchase	Community	Location	Interest	Interest	Price (2)	Debt (2)		Homes	Home
Acquisitions - Wholly-Owned

Jan-17	CityLine (3)	Seattle, WA	49%	100%	$86,500	$—		244	$355
					$86,500	$—		244	$355

				Post
			Prior	Transaction
			Ownership	Ownership	Going-in			# of	Price per
Date of Investment	Community	Location	Interest	Interest	Valuation	Debt (2)		Homes	Home

Developer Capital Program - West Coast Development JV

Mar-17	CityLine II	Seattle, WA	0%	49%	$58,250	$26,650	(4)	155	$376
Jun-17	Amberglen	Hillsboro, OR	0%	49%	68,400	35,500	(4)	276	248
					$126,650	$62,150		431	$294

Developer Capital Program - Other					UDR Investment	Return		# of	Years to
					Commitment	Rate		Homes	Maturity
May-17	The Portals	Washington, DC	N/A	N/A	$38,559	11.0%		373	4.0
Jun-17	1532 Harrison	San Francisco, CA	N/A	N/A	24,645	11.0%		136	5.0
					$63,204	11.0%		509	4.4

Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home
Dispositions - Wholly-Owned Land

Feb-17	Hanover Village	Mechanicsville, VA	100%	0%	$3,500	$-	-	$-
					$3,500	$-	-	$-

(1)	See Attachment 16 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)

UDR recorded a gain on consolidation of approximately $12.2 million during the six months ended June 30, 2017, which is included in income/(loss) from unconsolidated entities in Attachment 1.  Total fair value is approximately $98.7 million.

(4)	Debt represents maximum debt of the joint venture at 100% upon completion of construction. See Attachment 12(B) for additional details.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

June 30, 2017

(In thousands, except cost per home)

(Unaudited) (1)

				Capex			Capex
	Estimated	Three Months Ended	Cost	as a %	Six Months Ended	Cost	as a %
Category (Capitalized)	Useful Life (yrs.)	June 30, 2017	per Home	of NOI	June 30, 2017	per Home	of NOI
Capital Expenditures for Consolidated Homes (2)
Average number of homes (3)		39,698			39,698
Recurring Cap Ex
Asset preservation
Building interiors	5-20	$4,008	$101		$6,542	$165
Building exteriors	5-20	2,478	62		3,757	95
Landscaping and grounds	10	1,486	37		2,343	59
Total asset preservation		7,972	201		12,642	318
Turnover related	5	2,710	68		4,831	122
Total Recurring Cap Ex		10,682	269	6%	17,473	440	5%
Revenue Enhancing Cap Ex (4)
Kitchen & Bath		4,600	116		7,400	186
Revenue Enhancing		9,236	233		15,418	388
Total Revenue Enhancing Cap Ex	5-20	13,836	349		22,818	575

Total Recurring and Revenue Enhancing Cap Ex		$24,518	$618		$40,291	$1,015

One-Time Infrastructure Cap Ex	5-35	$310	$—		$614	$—

	Three Months Ended	Cost	Six Months Ended	Cost
Category (Expensed)	June 30, 2017	per Home	June 30, 2017	per Home
Repair and Maintenance for Consolidated Homes
Average number of homes (3)	39,698		39,698
Contract services	$4,947	$125	$9,553	$241
Turnover related expenses	1,108	28	2,036	51
Other Repair and Maintenance
Building interiors	1,756	44	3,323	84
Building exteriors	515	13	920	23
Landscaping and grounds	150	4	447	11
Total	$8,476	$214	$16,279	$410

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(4)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.

Full-Year 2017 Guidance

June 30, 2017

(Unaudited) (1)

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance
	3Q 2017	Full-Year 2017	Prior Guidance
Income/(loss) per weighted average common share, diluted	$0.08 to $0.09	$0.31 to $0.36	$0.31 to $0.36
FFO per common share and unit, diluted	$0.46 to $0.47	$1.83 to $1.87	$1.83 to $1.87
FFO as Adjusted per common share and unit, diluted	$0.46 to $0.47	$1.84 to $1.88	$1.83 to $1.87
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.42 to $0.43	$1.69 to $1.73	$1.68 to $1.72
Annualized dividend per share and unit		$1.24	$1.24

Same-Store Guidance		Full-Year 2017	Prior Guidance
Revenue growth		3.25% - 4.00%	3.00% - 4.00%
Expense growth		2.50% - 3.50%	2.50% - 3.50%
NOI growth		3.50% - 4.25%	3.25% - 4.25%
Physical occupancy		96.7%	96.7%
Same-Store homes		35,689	35,689

Sources of Funds ($ in millions)		Full-Year 2017	Prior Guidance
AFFO in Excess of Dividends		$139 to $151	$136 to $148
Sales Proceeds and Debt and Equity Issuances		$600 to $800	$400 to $600
Construction Loan Proceeds		$50 to $75	$50 to $75

Uses of Funds ($ in millions)		Full-Year 2017	Prior Guidance
Debt maturities inclusive of principal amortization (weighted average interest rate of 3.25%)(2)		$327	$149
Development and redevelopment spending and land acquisitions		$350 to $425	$350 to $450
Developer Capital Program		$50 to $100	n/a
Acquisitions		$66 to $200	$66 to $200
Revenue enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $50	$40 to $50

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2017	Prior Guidance
Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($119) to ($122)	($120) to ($124)
Capitalized interest (3)		$16 to $20	$16 to $20
General and administrative		($46) to ($49)	($46) to ($49)
Tax (provision)/benefit for TRS		($1) to ($2)	($1) to ($2)
Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted		$55 to $62	$53 to $60
Non-recurring items:
Disposition related gains/(losses) and non-recurring fees included in FFO		$1.6	$1.6
Average stabilized homes		39,500	39,500
Recurring capital expenditures per home		$1,150	$1,150

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.
(3)

Excludes capitalized interest on joint venture and partnership level debt, which is included in the guidance for "Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted" above.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

June 30, 2017

(Unaudited)

Acquired Communities:  The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted.  AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO.  Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs.  AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company,  that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Effective New Lease Rate Growth:  The Company defines effective new lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers effective new lease rate growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines effective renewal lease rate growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers effective renewal lease rate growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines estimated quarter of completion of a development or redevelopment project as the date on which construction is expected to be completed, but does not represent the date of stabilization.

Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Fixed Charge Coverage Ratio - adjusted for non-recurring items as Interest Coverage Ratio - adjusted for non-recurring items divided by total interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers fixed charge coverage - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation of the components that comprise fixed charge coverage - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Funds from Operations as Adjusted attributable to common stockholders and unitholders:  The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that  FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted.  However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs.  FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity.  A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders:  The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures.  This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002.  In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.  A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

June 30, 2017

(Unaudited)

Held For Disposition Communities:   The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Interest Coverage Ratio - adjusted for non-recurring items as net income/(loss), excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization, income tax provision/(benefit), net and the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly owned and joint venture communities divided by total interest, excluding the impact of costs associated with debt extinguishment.

Management considers interest coverage - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation of the components that comprise interest coverage - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Joint Venture Reconciliation at UDR's Weighted Average Ownership Interest

In thousands	2Q 2017	YTD 2017
Income/(loss) from unconsolidated entities	$(1,426)	$9,772
Management fee	1,144	2,279
Interest expense	9,654	18,637
Depreciation	14,497	28,264
General and administrative	148	277
West Coast Development JV Preferred Return - Attachment 12(B)	(1,436)	(2,943)
Developer Capital Program - Other	(1,568)	(3,101)
Other (income)/expense (includes 717 Olympic casualty (gain)/expense)	232	(584)
(Gain)/loss on sales	—	(12,158)
Total Joint Venture NOI at UDR's Ownership Interest	$21,245	$40,443

JV Return on Equity ("ROE"):  The Company defines JV ROE as its share of property NOI plus property and asset management fee revenue less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

JV Return on Invested Capital ("ROIC"):  The Company defines JV ROIC as its share of property NOI plus property and asset management fee revenue, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Net Debt-to-EBITDA - adjusted for non-recurring items:  The Company defines net debt-to-EBITDA - adjusted for non-recurring items as total debt net of cash and cash equivalents divided by EBITDA - adjusted for non-recurring items.  EBITDA is defined as net income/(loss), excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization and income tax provision/(benefit), net.  EBITDA - adjusted for non-recurring items is defined as EBITDA excluding the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly owned and joint venture communities.

Management considers net debt-to-EBITDA - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation between net income/(loss) and EBITDA - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt.  Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations.  A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2017	1Q 2017	4Q 2016	3Q 2016	2Q 2016
Net income/(loss) attributable to UDR, Inc.	$10,157	$25,967	$237,617	$26,956	$17,946
Property management	6,728	6,635	6,603	6,607	6,494
Other operating expenses	2,369	1,691	2,369	1,636	1,892
Real estate depreciation and amortization	108,450	105,032	102,537	105,802	105,937
Interest expense	33,866	30,539	29,295	31,954	30,678
Casualty-related (recoveries)/charges, net	1,191	502	(1,102)	205	1,629
General and administrative	11,434	13,075	13,256	11,826	10,835
Tax (benefit)/provision, net	366	332	(3,063)	94	(402)
(Income)/loss from unconsolidated entities	1,426	(11,198)	(35,945)	(15,285)	(325)
Interest income and other (income)/expense, net	(515)	(427)	(481)	(478)	(540)
Joint venture management and other fees	(3,321)	(2,570)	(2,927)	(2,997)	(2,618)
Other depreciation and amortization	1,567	1,608	1,458	1,526	1,486
(Gain)/loss on sale of real estate owned, net of tax	—	(2,132)	(200,466)	—	(7,315)
Net income/(loss) attributable to noncontrolling interests	905	2,429	22,129	2,510	1,618
Total consolidated NOI	$174,623	$171,483	$171,280	$170,356	$167,315

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

June 30, 2017

(Unaudited)

Non-Mature:  The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in Same-Store Communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy:  The Company defines physical occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store ("SS") Communities:  The Company defines QTD SS Communities as those communities stabilized for five full consecutive quarters.  These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Recurring Capital Expenditures:  The Company defines recurring capital expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the Stabilization Period for Redevelopment Yield definition, less Recurring Capital Expenditures, minus the project’s annualized operating NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by total cost of the project.

Return on Equity ("ROE"):  The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Return on Invested Capital ("ROIC"):  The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures ("Cap Ex"):  The Company defines revenue-enhancing capital expenditures as expenditures that result in increased income generation over time.

Management considers revenue enhancing capital expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization: The Company generally defines stabilization as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities:  The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the Company's Same-Store portfolio.

Stabilization Period for Development Yield: The Company defines the stabilization period for development property yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:  Expected stabilized yields on development are calculated as follows, projected stabilized NOI less management fees divided by budgeted construction cost on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated stabilized yield on development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines total revenue per occupied home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers total revenue per occupied home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments.  TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax  provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store ("SS") Communities:  The Company defines YTD SS Communities as those communities stabilized for two full consecutive calendar years.  These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

June 30, 2017

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team.  The following reconciles from GAAP Net income/(loss) per share for full year 2017 and third quarter of 2017 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2017
	Low	High
Forecasted net income per diluted share	$0.31	$0.36
Conversion from GAAP share count	(0.18)	(0.19)
Depreciation	1.70	1.70
Noncontrolling interests	(0.01)	(0.01)
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$1.83	$1.87
Disposition-related FFO	(0.01)	(0.01)
Acquisition-related and other costs	—	—
Cost associated with debt extinguishment	0.02	0.02
Casualty-related (recoveries)/charges	—	—
Forecasted FFO as Adjusted per diluted share and unit	$1.84	$1.88
Recurring capital expenditures	(0.15)	(0.15)
Forecasted AFFO per diluted share and unit	$1.69	$1.73

	3Q 2017
	Low	High
Forecasted net income per diluted share	$0.08	$0.09
Conversion from GAAP share count	(0.05)	(0.05)
Depreciation	0.43	0.43
Noncontrolling interests	—	—
Preferred dividends	—	—
Forecasted FFO per diluted share and unit	$0.46	$0.47
Disposition-related FFO	—	—
Acquisition-related and other costs	—	—
Cost associated with debt extinguishment	—	—
Casualty-related (recoveries)/charges	—	—
Forecasted FFO as Adjusted per diluted share and unit	$0.46	$0.47
Recurring capital expenditures	(0.04)	(0.04)
Forecasted AFFO per diluted share and unit	$0.42	$0.43